                                                                  EXHIBIT 10.2

FIRST UNION NATIONAL BANK                                       BANKBOSTON,N.A.



                               August 11, 1998

Eclipsys Corporation
777 East Atlantic Avenue
Suite 200
Delray Beach, Florida 33483
ATTENTION: Chief Financial Officer

Ladies and Gentlemen:

        Reference is made to the First Amended and Restated Credit
Agreement, dated as of May 29, 1998, among Eclipsys Corporation, the lenders party thereto, First Union National Bank, as Agent, and BankBoston, N.A., as Co-Agent (the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings ascribed thereto in the Credit Agreement. We understand that Eclipsys Corporation consummated an initial public offering of its common stock on Friday, August 7, 1998, and that such offering was conducted by a nationally recognized underwriter. In addition, we understand that such offering yielded proceeds (net of the underwriter's commission and the underwriter's expenses of the offering) of at least $58,000,000 but less than $60,000,000. As a result, you have requested us to amend the Credit Agreement so that the defined term "Qualified Public Offering" means such offering.

        Based upon your request and our understanding of your above-referenced initial public offering, the Lenders hereby agree to amend the Credit Agreement as follows:

        (i) The definition of "Qualified Public Offering" in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

                "Qualified Public Offering" shall mean the registered initial public offering of common stock of the Borrower, consummated on August 7, 1998, that yielded proceeds to the Borrower of at least $58,000,000 (net of underwriter's commission and underwriter's expenses from the offering); and

        (ii)    The definition of "Revolving Credit Maturity Date" in Section
1.1 of the Credit Agreement is hereby amended to read in full as follows:

                "Revolving Credit Maturity Date" shall mean August 7, 2001.

        As a condition to this amendment, the Borrower hereby represents and warrants to each Lender that (i) the representations and warranties contained in the Credit Agreement and each of the other Credit Documents are true and correct on and as of the date hereof (except to the extent such representations and warranties expressly relate solely to an earlier date) as though made on and as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing.

Eclipsys Corporation
August 11, 1998
Page 2


        All other terms and provisions of the Credit Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. If you are in agreement with the foregoing, please indicate your acceptance of this amendment by signing the enclosed counterpart hereof and returning it to the Agent. Upon your acceptance of this amendment, such amendment will be effective with respect to the Credit Agreement and the other Credit Documents as of the date hereof.

        This letter shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof). This letter may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


                                        Sincerely,

                                        FIRST UNION NATIONAL BANK, as Agent, as
                                              a Lender, as Swingline Lender and
                                              as Issuing Lender

                                              By:  /s/ JOSEPH H. TOWELL
                                                   ---------------------------
                                              Name: Joseph H. Towell
                                                    --------------------------

                                              Title: Sr. V.P.
                                                     -------------------------

                                        BANKBOSTON, N.A., as Co-Agent and as a
                                              Lender

                                              By: /s/ CHARLES C. WOODARD
                                                  ----------------------------

                                              Name: Charles C. Woodard
                                                    --------------------------

                                              Title: Managing Director
                                                     -------------------------




Agreed to and accepted as of
the date first above written:

ECLIPSYS CORPORATION

By: /s/ ROBERT J. VANARIA
    ----------------------------

Name: Robert J. Vanaria
      --------------------------

Title:   SVP - CFO
       -------------------------